Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Form 10-Q of Comdisco Holding Company, Inc. (the "Company") for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




Dated: May 15, 2007                    By:  /s/ Randolph I. Thornton
                                            ----------------------------------
                                        Name:  Randolph I. Thornton
                                        Title: Chief Executive Officer
                                               and President




Dated: May 15, 2007                    By:  /s/ Randolph I. Thornton
                                            ----------------------------------
                                        Name:  Randolph I. Thornton
                                        Title: Chief Executive Officer
                                               and President
                                               (Principal Financial
                                                and Accounting Officer)


     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.